UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

CVB Financial Corp.

(Exact name of Registrant as Specified in Its Charter)

California	000-10140	95-3629339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 N HAVEN AVE STE 350
ONTARIO , California		91764
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 909 980-4030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

CVB Financial Corp. (“CVBF”) issued a press release on April 1, 2026 announcing that all requisite regulatory approvals have been obtained for CVBF's previously announced all-stock transaction in which Heritage Commerce Corp (“HTBK”) will be merged into CVBF, and HTBK’s wholly-owned banking subsidiary, Heritage Bank of Commerce (“HBC”), will be merged into Citizens Business Bank, National Association, (“CBB”), CVBF’s wholly-owned banking subsidiary (together, the “Mergers”), pursuant to the Agreement and Plan of Reorganization and Merger, dated as of December 17, 2025, by and between CVBF and HTBK (the “Merger Agreement”).

A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On March 30, 2026, CVBF received a Section 3 waiver and non-objection letter from the Federal Reserve concerning CVBF’s proposed merger of HTBK. On April 1, 2026, the Office of the Comptroller of the Currency approved the application by CBB to acquire HBC. All required regulatory approvals to complete the Mergers have now been received.

Subject to the satisfaction of the remaining customary closing conditions in the Merger Agreement, CVBF and HTBK presently expect to close the Mergers on April 17, 2026.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits

Exhibit No. Description

99.1 Press Release of CVB Financial Corp. dated April 1, 2026

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of CVBF and HBTK, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, estimates, uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, project, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the possibility of a failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in completing the merger or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement. Additional factors that could cause results to differ materially from those described above can be found in CVBF’s Registration Statement on Form S-4 filed with the SEC on February 10, 2026 and declared effective on February 12, 2026, its Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q, which, once filed, will be available on the SEC’s website and on CVBF’s website at http://www.cbbank.com under the “Investors” tab, and in other documents CVBF files with the SEC, and in Heritage’s Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q, which, once filed, will be available on the SEC’s website and on Heritage’s website, https://www.heritagecommercecorp.com, under the “Investor Relations” tab and in other documents Heritage files with the SEC, and in each case, in particular, the discussion of “Risk Factors” set forth in such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.

Date:	April 1, 2026	By:	/s/ E. Allen Nicholson
E. Allen Nicholson Executive Vice President and Chief Financial Officer